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                               AMENDMENT NO. 2
                                     to
                          AIRCRAFT LEASE AGREEMENT

    THIS LEASE AMENDMENT is made this 31st day of March 1993, by and between INTERNATIONAL LEASE FINANCE CORPORATION, a California corporation, whose address and principal place of business is 1999 Avenue of the Stars, 39th Floor, Los Angeles, California 90067 (hereinafter referred to as ""LESSOR"), and WORLD AIRWAYS, INC., a Delaware corporation whose address and principal place of business is at 13873 Park Center Road, Herndon, Virginia 22071 (hereinafter referred to as "LESSEE").

RECITALS
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    A.   LESSOR and LESSEE have previously entered into that certain Aircraft
Lease Agreement dated September 30, 1992 (the "Lease"), relating to one (1) McDonnell Douglas MD-11 aircraft, bearing Manufacturer's Serial No. 48437 (formerly 48519), and FAA registration number N272WA (the "Aircraft").

    B.   LESSOR and LESSEE now desire to amend the Lease as set forth below.

    In consideration of the terms and conditions set forth in the Lease and set forth below, LESSOR and LESSEE hereby agree as follows:

1. The Initial Lease Term stated in Article 1.3 of the Lease is hereby deleted in its entirety and replaced with the following:

    "1.3        Initial Lease Term
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                From Delivery to September 15, 1995"

2. The Initial Lease Term stated in Article 4.1 of the Lease is hereby deleted in its entirety and replaced with the following:

    "4.1        Initial Lease Term. The term of leasing of the Aircraft will
                ------------------
                commence on the Delivery Date and continue until September 15, 1995 (the "Initial Lease Term")."

3. In addition to the Fixed and Variable Rent for the Aircraft during the Initial Term set forth in Articles 1.6, 5.2.1 and 5.2.3, at Delivery LESSEE will pay to LESSOR additional Rent in an amount equal to the product obtained by multiplying US$ 1,000 by the number of days from and including March 31, 1993 to and excluding the Delivery Date.
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4.  LESSEE and LESSOR confirm that the Lease is in full force and effect, except as modified by Amended and Restated Side Letter No. 1 dated September 30, 1992, Side Letter No. 2 dated September 30, 1992, Amendment No. 1 dated October 27, 1992 and this Amendment No. 2.

    IN WITNESS WHEREOF, LESSOR and LESSEE have caused this Amendment No. 2 to Aircraft Lease Agreement dated September 30, 1992, to be executed by their respective officers on the day and year first written above.

INTERNATIONAL LEASE FINANCE                  WORLD AIRWAYS, INC.
CORPORATION

By: Kenneth D. Taylor                        By: Joseph J. Shilburn
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Its: Vice President                          Its: Sr. Vice Pres. Tech Svcs
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Date: 4/15/93                                Date: 4/15/93
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